EXHIBIT

                                      17(b)







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June 30, 1999



Holiday RV Superstores, Inc.
7851 Greenbriar Parkway
Orlando, FL 32819

Gentlemen:

I do hereby tender my resignation as Director of the Holiday RV
Superstores, Inc., and all of its subsidiaries. This resignation is effective as of June 30, 1999.

Yours very truly,


/s/ NEWTON C. KINDLUND
----------------------
Newton C. Kindlund
Board of Directors





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June 30, 1999



Holiday RV Superstores, Inc.
7851 Greenbriar Parkway
Orlando, FL 32819

Gentlemen:

I do hereby tender my resignation as Director of the Holiday RV
Superstores, Inc., and all of its subsidiaries. This resignation is effective as of June 30, 1999.

Yours very truly,

/s/ JOANNE M. KINDLUND
----------------------
Joanne M. Kindlund
Board of Directors




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June 30, 1999



Holiday RV Superstores, Inc.
7851 Greenbriar Parkway
Orlando, FL 32819

Gentlemen:

I do hereby tender my resignation as Director of the Holiday RV
Superstores, Inc., and all of its subsidiaries. This resignation is effective as of June 30, 1999.

Yours very truly,


/s/ JAMES P. WILLIAMS
---------------------
James P. Williams
Board of Directors

June 30, 1999



Holiday RV Superstores, Inc.
7851 Greenbriar Parkway
Orlando, FL 32819

Gentlemen:

I do hereby tender my resignation as Director of the Holiday RV
Superstores, Inc., and all of its subsidiaries. This resignation is effective as of June 30, 1999.

Yours very truly,


/s/ ROY W. PARKER
-----------------
Roy W. Parker
Board of Directors




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June 30, 1999



Holiday RV Superstores, Inc.
7851 Greenbriar Parkway
Orlando, FL 32819

Gentlemen:

I do hereby tender my resignation as Director of the Holiday RV
Superstores, Inc., and all of its subsidiaries. This resignation is effective as of June 30, 1999.

Yours very truly,


/s/ HARVEY M. ALPER
-------------------
Harvey M. Alper
Board of Directors

June 30, 1999



Holiday RV Superstores, Inc.
7851 Greenbriar Parkway
Orlando, FL 32819

Gentlemen:

I do hereby tender my resignation as Director of the Holiday RV
Superstores, Inc., and all of its subsidiaries. This resignation is effective as of June 30, 1999.

Yours very truly,


/s/ DAVID A. KAMM
-----------------
David A. Kamm
Board of Directors